UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 13, 2023

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(Address of principal executive offices)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 13, 2023, the board of directors (the “Board”) of TPG Inc. (the “Company”) increased the size of the Board from fourteen to seventeen members and appointed Josh Baumgarten, Jeffrey Rhodes and Nehal Raj to fill the resulting vacancies effective December 15, 2023. Messrs. Baumgarten, Rhodes and Raj will each serve as a member of the Executive Committee of the Board.
Mr. Baumgarten has been elected as a director in accordance with the terms of that certain Transaction Agreement, dated May 14, 2023, pursuant to which the Company acquired Angelo, Gordon & Co., L.P. (“Angelo Gordon”). Mr. Baumgarten is the former Co-Chief Executive Officer of Angelo Gordon and current Co-Managing Partner of TPG Angelo Gordon.
Each of Messrs. Rhodes and Raj, or an entity owned or controlled by them, is party to the Amended and Restated Investor Rights Agreement, the Amended and Restated Exchange Agreement and the Amended and Restated Tax Receivable Agreement, each as described in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on November 2, 2023.
Messrs. Baumgarten, Rhodes and Raj will each serve as non-independent members of the Board and will not receive any additional compensation from the Company for service as members of the Board. As partners who serve on the Board, Messrs. Baumgarten, Rhodes and Raj will continue to receive compensation in respect of services to the Company and its affiliates in their capacities as employees, in alignment with the compensation practices as generally described in the “Partner Compensation Paid to Non-Independent Directors for 2022” section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2023, as amended on April 27, 2023 (the “Proxy Statement”). Messrs. Baumgarten, Rhodes and Raj have each entered into standard indemnification agreements with the Company as described in the “Indemnification Agreements” section of the Proxy Statement.
Item 7.01 Regulation FD Disclosure.
A copy of the Company’s press release announcing the appointments of Messrs. Baumgarten, Rhodes and Raj as directors of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of TPG Inc., dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel
Date: December 15, 2023